THE MANAGERS FUNDS

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND

MANAGERS SPECIAL EQUITY FUND

MANAGERS INTERNATIONAL EQUITY FUND

MANAGERS BOND FUND

MANAGERS GLOBAL BOND FUND

MANAGERS EMERGING MARKETS EQUITY FUND

(Prospectus dated April 1, 2010)

(Statement of Additional Information dated April 1, 2010)

Supplement dated April 30, 2010 to the Prospectus and Statement of Additional Information dated and supplemented as noted above.

The following information supplements and supersedes any information to the contrary relating to Managers AMG Essex Large Cap Growth Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Bond Fund, Managers Global Bond Fund and Managers Emerging Markets Equity Fund (the “Funds”), each a series of The Managers Funds, contained in the Funds’ Prospectus and Statement of Additional Information dated and supplemented as noted above.

Currently, if you wish to exchange your Fund shares for shares of a money market fund, you may exchange your shares for shares of the Managers Money Market Fund, a series of The Managers Funds. At a meeting held on March 5, 2010, the Board of Trustees of The Managers Funds approved a plan to liquidate the Managers Money Market Fund, on or about April 30, 2010 (the “Liquidation”). Effective April 30, 2010, the Managers Funds’ complex will no longer offer a proprietary money market mutual fund.

In place of the Managers Money Market Fund there will also be an additional option for exchanges of your Fund shares beginning on April 30, 2010. Effective on that date, you may exchange your shares for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”). The JPMorgan Fund will be advised, offered and distributed by JPMorgan Asset Management and its affiliates, but you may place your exchange order in the same manner as you place other exchange orders and as described in the Prospectus. There have been no changes to the terms of the exchange privileges described in the Prospectus.

Managers Investment Group LLC (“Managers”) has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to Managers with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through Managers. This cash payment compensates Managers for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE